                                                             EXHIBIT (h)(18)(e)
                               AMENDMENT NO. 12
                                    To The
                            PARTICIPATION AGREEMENT
                                     Among
                       VAN KAMPEN LIFE INVESTMENT TRUST,
                            VAN KAMPEN FUNDS INC.,
                       VAN KAMPEN ASSET MANAGEMENT INC.,
                                      And
                 AMERICAN GENERAL LIFE INSURANCE COMPANY, AND
                 AMERICAN GENERAL EQUITY SERVICES CORPORATION

   WHEREAS, American General Life Insurance Company, and American General Equity Services Corporation (hereinafter collectively the "Company"), Van Kampen Life Investment Trust ("Fund"), Van Kampen Funds Inc. ("Underwriter") and Van Kampen Asset Management Inc. ("Adviser") have previously entered into a Participation Agreement dated January 24, 1997 ("Agreement"); and

   WHEREAS, each of the parties hereto desires to amend and restate Schedule A to the Agreement.

   NOW, THEREFORE, each of the parties hereby amends the Agreement as follows:

    1. Schedule A is hereby amended and restated, and replaced in its entirety by Schedule A attached hereto.

    2. All capitalized terms used in this Amendment No. 12 shall have the meaning assigned in the Agreement. Except as set forth in this Amendment No. 12, no other modifications or changes are made to the Agreement.

    3. This Amendment No. 12 may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will be deemed one and the same document.

   IN WITNESS WHEREOF, each of the parties have caused this Amendment No. 12 to be executed in their names and on their behalf and through their duly authorized offices, as of this 31st day of August, 2007.

AMERICAN GENERAL LIFE INSURANCE COMPANY

By:
        -------------------------------------
Name:
        -------------------------------------
Title:
        -------------------------------------


Attest:
        -------------------------------------
Name:
        -------------------------------------
Title:
        -------------------------------------

[CORPORATE SEAL]

AMERICAN GENERAL EQUITY SERVICES CORPORATION

By:
        ---------------------------------------
Name:
        ---------------------------------------
Title:
        ---------------------------------------


Attest:
        ---------------------------------------

Name:
        ---------------------------------------
Title:
        ---------------------------------------

[CORPORATE SEAL]

VAN KAMPEN LIFE INVESTMENT TRUST

By:
        ---------------------------------------
Name:
        ---------------------------------------
Title:
        ---------------------------------------

VAN KAMPEN FUNDS INC.

By:
        ---------------------------------------
Name:
        ---------------------------------------
Title:
        ---------------------------------------

VAN KAMPEN ASSET MANAGEMENT

By:
        ---------------------------------------
Name:
        ---------------------------------------
Title:
        ---------------------------------------

                                  SCHEDULE A

                        SEPARATE ACCOUNTS AND CONTRACTS

Name of Separate Account and
Date Established by Board of      Form Numbers and Names of Contracts Funded
Directors                         by Separate Account
----------------------------      --------------------------------------------
American General Life Insurance   Contract Form Nos.:
Company Separate Account D        95020 Rev 896
Established: November 19, 1973    95021 Rev 896
                                  Name of Contract:
                                  Generations Combination Fixed and Variable
                                  Annuity Contract

                                  Contract Form Nos.:
                                  91010
                                  91011
                                  93020
                                  93021
                                  Name of Contract:
                                  Variety Plus Combination Fixed and Variable
                                  Annuity Contract

                                  Contract Form Nos.:
                                  74010
                                  74011
                                  76010
                                  76011
                                  80010
                                  80011
                                  81010
                                  81011
                                  83010
                                  83011
                                  Name of Contract: None

                                  Contract Form Nos.:
                                  98020
                                  Name of Contract:
                                  Platinum Investor Variable Annuity
                                  Contract

                                  Contract Form No.:
                                  03017
                                  Name of Contract:
                                  Platinum Investor Immediate Variable
                                  Annuity

                                  SCHEDULE A
                        SEPARATE ACCOUNTS AND CONTRACTS
                                  (Continued)

Name of Separate Account and
Date Established by Board of      Form Numbers and Names of Contracts Funded
Directors                         by Separate Account
----------------------------      --------------------------------------------
American General Life Insurance   Contract Form Nos.:
Company Separate Account VL-R     97600
Established: May 6, 1997          97610
                                  Name of Contract:
                                  Platinum Investor I and Platinum Investor II
                                  Flexible Premium Variable Life Insurance
                                  Policies

                                  Contract Form Number:
                                  99301
                                  Name of Contract:
                                  Corporate America-Variable
                                  Life Insurance Policy

                                  Contract Form Number:
                                  99206
                                  Name of Contract:
                                  Platinum Investor Survivor VUL

                                  Contract Form Number:
                                  01206
                                  Name of Contract:
                                  Platinum Investor Survivor II VUL

                                  Contract Form Number:
                                  99615
                                  Name of Contract:
                                  The One VUL Solution

                                  Contract Form Number:
                                  99616
                                  Name of Contract:
                                  AG Legacy Plus VUL

                                  Contract Form Number:
                                  00600
                                  Name of Contract:
                                  Platinum Investor III
                                  Flexible Premium Variable
                                  Life Insurance Policy

                                  SCHEDULE A
                        SEPARATE ACCOUNTS AND CONTRACTS
                                  (Continued)

Name of Separate Account and
Date Established by Board of      Form Numbers and Names of Contracts Funded
Directors                         by Separate Account
----------------------------      --------------------------------------------
                                  Contract Form Number:
                                  02600
                                  Name of Contract:
                                  Platinum Investor PLUS
                                  Flexible Premium Variable
                                  Life Insurance Policy

                                  Contract Form Number:
                                  03601
                                  Name of Contract:
                                  Platinum Investor FlexDirector Flexible
                                  Premium
                                  Variable Life Insurance Policy

                                  Contract Form Number:
                                  04604
                                  Name of Contract:
                                  Platinum Investor IV Flexible Premium
                                  Variable Life Insurance Policy

                                  Contract Form Number:
                                  05604
                                  Name of Contract:
                                  Platinum Investor VIP Flexible Premium
                                  Variable Universal Life Insurance Policy

                                  Contract Form Number:
                                  99301
                                  Name of Contract
                                  AIG Corporate Investor
                                  Variable Life Insurance Policy

                                  Contract Form Number:
                                  07704
                                  Name of Contract
                                  AIG Income Advantage VUL
                                  Variable Life Insurance Policy
                                  SEC Registration No. 333-144594

                                  SCHEDULE B

           PARTICIPATING VAN KAMPEN LIFE INVESTMENT TRUST PORTFOLIOS

Emerging Growth Portfolio - Class I Shares
Enterprise Portfolio - Class I Shares
Growth and Income Portfolio - Class I Shares
Government Portfolio - Class I Shares